Exhibit 99.1

2013 Analyst & Investor Day December 4, 2013 Marathon Petroleum Corporation

Meeting Agenda Welcome and Introductions Pam Beall Strategic Overview Gary Heminger Macro Outlook Mike Palmer Midstream/MPLX Garry Peiffer Speedway Tony Kenney Refining Rich Bedell Financial Overview Don Templin Summary and Q&A Gary Heminger 2

Other MPC Attendees George Shaffner Tom Kelley Tim Griffith Senior Vice President Senior Vice President Vice President Transportation and Marketing Finance and Treasurer Logistics Beth Hunter Geri Ewing Manager Manager Investor Relations Investor Relations 3

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws regarding both MPC and MPLX. These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPC and MPLX. You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “project,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause MPC’s actual results to differ materially from those in the forward-looking statements include: volatility in and/or degradation of market and industry conditions; the availability and pricing of crude oil and other feedstocks; slower growth in domestic and Canadian crude supply; completion of pipeline capacity to areas outside the U.S. Midwest; consumer demand for refined products; transportation logistics; the reliability of processing units and other equipment; the ability to successfully implement growth opportunities; impacts from repurchases of shares of MPC common stock under share repurchase authorizations, including the timing and amounts of any common stock repurchases; state and federal environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard; other risk factors inherent to MPC’s industry; and the factors set forth under the heading “Risk Factors” in MPC’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission (SEC). Factors that could cause MPLX actual results to differ materially from those in the forward-looking statements include: the adequacy of MPLX capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and execute business plans; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; volatility in and/or degradation of market and industry conditions; completion of pipeline capacity by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC’s obligations under commercial agreements; the ability to successfully implement growth strategies, whether through organic growth or acquisitions; state and federal environmental, economic, health and safety, energy and other policies and regulations; other risk factors inherent to MPLX’s industry; and the factors set forth under the heading “Risk Factors” in MPLX’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPC’s Form 10-K or in MPLX’s Form 10-K could also have material adverse effects on results. Other Information EBITDA, Adjusted EBITDA, free cash flow and distributable cash flow are non-GAAP financial measures provided in this presentation. EBITDA, Adjusted EBITDA, free cash flow and distributable cash flow reconciliations to the nearest GAAP financial measure are included in the Appendix to this presentation. EBITDA, Adjusted EBITDA, free cash flow and distributable cash flow are not defined by GAAP and should not be considered in isolation or as an alternative to net income, net cash provided by (used in) operating activities or other financial measures prepared in accordance with GAAP. 4

Gary Heminger President and Chief Executive Officer

Our Priorities Maintain top tier safety and environmental performance Sustain our focus on shareholder returns Balance capital returns with value-enhancing investments Grow higher valued and stable cash flow businesses – Midstream/MPLX – Speedway Enhance the margins in our refining operations Strategic Macro Midstream/ Financial Summary 6 Speedway Refining Overview Outlook MPLX Overview Q&A

Demonstrating Our Corporate Values The foundation for all that we do Health and Safety Environmental Stewardship Product Stewardship Honesty and Integrity Corporate Citizenship Diversity and Inclusion Strategic Macro Midstream/ Financial Summary 7 Speedway Refining Overview Outlook MPLX Overview Q&A

Maintaining Top Tier Performance Safety and Environmental OSHA Recordable Rate Days Away Rate 0.70 0.58 MPC Industry MPC Industry 0.50 0.44 0.44 0.16 200,000 hours 0.13 0.12 0.61 0.08 0.09 Per 0.50 0.45 0.45 200,000 hours 0.29 0.24 Per 0.10 0.08 0.12 0.03 0.03 0.03 2008 2009 2010 2011 2012 2013* 2008 2009 2010 2011 2012 2013* Industry is API U.S. Downstream Average Refining Air Pollutant Emissions Galveston Bay Environmental Incidents MMB / 192 165 159 Tons 131 Thousand 0.049 0.045 0.038 0.033 0.032 22 2008 2009 2010 2011 2012 2009 2010 2011 2012 2013* Criteria Air Pollutants as designated by EPA * 2013 is through September 30 Strategic Macro Midstream/ Financial Summary 8 Speedway Refining Overview Outlook MPLX Overview Q&A

Building on our Reputation Sustained capital returns and value-enhancing investments 100 repurchase authorized Third $2 B share MPC Price Performance 90 Second $2 B share Heavy Oil Upgrade Completed Detroit repurchase authorized 80 25% increase in dividend Completed MPLX IPO Acquired Galveston 70 Bay Refinery /Share MPC 40% increase 60 spinoff in dividend from $ MRO Initial $2 B share 50 repurchase authorized 20% increase in dividend 40 30 drop into First $100 MM MPLX 20 Jul-3Q11 Aug- Sep-4Q11 Nov- Dec- 1Q12 Feb- Mar- May- 2Q12Jun- Jul 3Q12Sep Oct 4Q12Dec Jan 1Q13MarApr2Q13Jun- Jul-3Q13 Aug- Oct-4Q13 Nov- 11 11 11 11 11 12 12 12 12 12 12 12 12 13 13 13 13 13 13 13 13 Source: Thomson Reuters, MPC Strategic Macro Midstream/ Financial Summary 9 Speedway Refining Overview Outlook MPLX Overview Q&A

Delivering Peer Leading Return of Capital Last twelve months 16 14.7 14 12 10 9.1 Percent 8.7 12.3 7.7 8 2.2 6.4 6 6.7 5.2 4.3 3.8 4 2 2.4 2.6 2.0 2.7 2.6 0 MPC HFC TSO PSX VLO Dividend Yield Special Dividend Yield LTM Share Repurchase/Share Yield Total Capital Return Yield: Annualized Dividend/share, plus LTM special dividends/share, plus LTM share repurchase cost/share, all divided by LTM average share price. LTM share price through September 30, 2013. Strategic Macro Midstream/ Financial Summary 10 Speedway Refining Overview Outlook MPLX Overview Q&A

Performing Consistently in the Top Tier Engine behind MPC’s focus on capital returns Operating Income Per Barrel of Crude Throughput** 20 MPC’s Rank 15 Competitor Range 1 2 /BBL 10 2 5 1 $ 5 1 3 4 2 7 3 3 1 3 3 2 0 -5 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Sept YTD Companies Ranked* 12 11 11 9 10 10 9 8 8 9 9 8 8 8 8 8 **Current companies ranked: BP, PSX, CVX, HFC, MPC, TSO, VLO, XOM **Adjusted domestic operating income per barrel of crude oil throughput Source: Company Reports Strategic Macro Midstream/ Financial Summary 11 Speedway Refining Overview Outlook MPLX Overview Q&A

Allocating Capital in the Past Predominately focused on refining Segment Capital Expenditures* Segment EBITDA** 7,000 7,000 6,000 6,000 5,000 5,000 4,000 $MM 4,000 $MM 3,000 3,000 2,000 2,000 1,000 1,000 0 0 2007 2008 2009 2010 2011 2012 2013E 2007 2008 2009 2010 2011 2012 2013 LTM Pipeline Transportation Speedway Refining & Marketing 2007-2009: Garyville Major Expansion 2010-2012: Detroit Heavy Oil Upgrade Project 2013: Galveston Bay Purchase *Includes investments **Non-GAAP disclosure, see appendix for reconciliation to net income attributable to MPC Strategic Macro Midstream/ Financial Summary 12 Speedway Refining Overview Outlook MPLX Overview Q&A

Allocating Capital in the Future Drive growth in more stable cash flow and higher value businesses Midstream/MPLX Sandpiper Pipeline Aggressive growth Southern Access Extension Pipeline Utica Speedway Organic growth Growth in existing and contiguous markets Selective acquisitions Light crude processing Refining Increase distillate yield Margin enhancements and conversion capacity Grow export capacity Strategic Macro Midstream/ Financial Summary 13 Speedway Refining Overview Outlook MPLX Overview Q&A

Providing More Stable Cash Flow Future Mid-Cycle EBITDA Midstream Speedway Historical Mid-Cycle EBITDA* Other Pipeline Transportation Speedway R&M R&M *2007-2012 average. Non-GAAP disclosure, see appendix for reconciliation to net income attributable to MPC Strategic Macro Midstream/ Financial Summary 14 Speedway Refining Overview Outlook MPLX Overview Q&A

Mike Palmer Senior Vice President, Supply, Distribution and Planning

Favorable Market Backdrop Global and domestic product demand – Global product demand still growing – U.S. distillate demand outpaces other products Global and domestic refining – U.S. refining advantage will continue – Product exports continue to be key for U.S. refiners Global and domestic crude oil production – Global supply disruptions continue – Domestic and Canadian supply growth – Crude spreads remain volatile The MPC advantage Strategic Macro Midstream/ Financial Summary Speedway Refining 16 Overview Outlook MPLX Overview Q&A

Growing Global Product Demand Distillate and gasoline demand continues to rise Fuel oil continues to be phased out due to tightening sulfur specs 120 2012 Actual Forecast Compounded Annual 100 Growth Rates 2025 vs. 2012 +1.4% 80 Other -2.4% MMBD 60 Fuel Oil +1.2% 40 Distillate 20 +1.1% Gasoline 0 1990 1995 2000 2005 2010 2015 2020 2025 “Other” consists of refinery gas, liquefied petroleum gas (LPG), solvents, petroleum coke, lubricants, wax, and other refined products and refinery fuel Sources: BP Statistical Review of World Energy, MPC Strategic Macro Midstream/ Financial Summary 17 Speedway Refining Overview Outlook MPLX Overview Q&A

Growing U.S. Distillate Demand Overall U.S. demand remains flat Distillate demand 12 2012 Actual Forecast growth outpaces Compounded Annual other products Growth Rates 10 2025 vs. 2012 Gasoline Gasoline will be -0.3% 8 constrained by CAFE Gasoline Ex Ethanol -0.7% standards and biofuels penetration MMBD 6 Distillate +1.8% Residual fuel demand 4 continues to fall 2 Jet Fuel +0.7% Resid 0 -2.9% 2005 2010 2015 2020 2025 Sources: DOE/EIA, MPC Strategic Macro Midstream/ Financial Summary 18 Speedway Refining Overview Outlook MPLX Overview Q&A

Shuttering Vulnerable Refining Capacity Offsets a portion of capacity expansion Net Change Expansions Vulnerable Capacity 7 6 5 4 3 2 + +4.10 MMBD + +2.85 1 +0.78 +0.92 ++1.04 +0.61 0 +0 -1.14 -1 -2 -3 North Latin Europe Former Asia Middle East Africa America America Soviet Union 2012 to 2020 Oil Demand: +1.39 +1.05 -1.70 +0.45 +3.97 +1.57 +0.76 (MBD) Strategic Macro Midstream/ Financial Summary 19 Speedway Refining Overview Outlook MPLX Overview Q&A

Sustaining U.S. Export Advantage Access to lower cost feedstocks Low cost natural gas Complex refineries Sophisticated workforce 2012 Utilization Region Rate Atlantic Basin Fuel Prices Henry Hub USGC #6 1% UK NBP Index Netherlands Avg. Border Gas North America 87% 20 Former Soviet Union 80% 15 Middle East 79% /MMBTU Europe 74% 10 Asia 74% $ 5 Latin America 73% Africa 69% 0 Sources: MPC, Platts, Petroleum Argus, World Gas Intelligence, ICE and U.S. Federal Reserve Board, International Energy Agency (IEA) Strategic Macro Midstream/ Financial Summary 20 Speedway Refining Overview Outlook MPLX Overview Q&A

Growing Total U.S. Light Product Exports 2,000 1,800 1,600 1,400 1,200 1,000 MMBD 800 600 400 200 0 2005 2006 2007 2008 2009 2010 20112012 2013 2014 2015 2016 2017 2018 2019 202020212022 2023 20242025 Total Gasoline Total Distillate Sources: MPC, EIA Note: Gross exports shown Strategic Macro Midstream/ Financial Summary 21 Speedway Refining Overview Outlook MPLX Overview Q&A

Rising MPC Finished Product Exports 250 200 150 MBD 100 50 0 2010 2011 2012 2013 2013 Sept 3Q YTD Strategic Macro Midstream/ Financial Summary 22 Speedway Refining Overview Outlook MPLX Overview Q&A

Growing N.A. and Middle East Crude Production 30 Former Soviet Union 30 Europe 20 20 10 10 0 2005 2013 2025 0 2005 2013 2025 30 North America 20 10 30 Middle East 30 Asia 0 20 20 2005 2013 2025 10 10 0 0 2005 2013 2025 2005 2013 2025 30 Africa 20 30 Latin America 10 20 0 10 2005 2013 2025 0 2005 2013 2025 All values in MMBD Middle East includes Iran, Iraq, Kuwait, Qatar, Saudi Arabia, United Arab Emirates, Oman, Syria, Yemen Sources: BP Statistical Review of World Energy, MPC Strategic Macro Midstream/ Financial Summary 23 Speedway Refining Overview Outlook MPLX Overview Q&A

Ongoing Disruptions Temper Global Crude Supply Crude Oil Production Global Supply Disruptions (OPEC) 45 3.5 40 3.0 2.5 Increased 35 Disruptions MMBD Near-term Flat OPEC Production MMBD 2.0 30 1.5 1.0 25 0.5 20 0 OPEC NON-OPEC Source: International Energy Agency (IEA) Sources: PIRA Energy Group November 2013 Strategic Macro Midstream/ Financial Summary 24 Speedway Refining Overview Outlook MPLX Overview Q&A

Rising North American Production 16 2012 ? Actual Forecast ? 14 12 10 8 MMBD Canada 6 4 United States 2 0 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 Sources: EIA, CAPP, MPC Strategic Macro Midstream/ Financial Summary 25 Speedway Refining Overview Outlook MPLX Overview Q&A

Growing Crude Oil/Condensate Supply North Dakota 1,600 2012 1,400 1,200 1,000 MBD 800 600 400 Canada 200 Total Growth Actual Forecast +3,575 MBD 0 2012 – 2025 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 +5,860 MBD Texas Bakken 4,000 2012 +840 MBD 3,500 Utica 3,000 +135 MBD 2,500 MBD 2,000 1,500 1,000 500 Actual Forecast 0 Permian 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 +620 MBD MPC Refinery 160 Ohio 2012 Eagle Ford 140 +690 MBD 120 100 MBD 80 60 40 20 0 Actual Forecast 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 Sources: EIA, CAPP, MPC Strategic Macro Midstream/ Financial Summary 26 Speedway Refining Overview Outlook MPLX Overview Q&A

MPC Refining Capacity in Advantaged Regions 100% in PADDs II and III Canadian 100% Bakken Utica 80% PADD IV PADD II 60% PADD V 40% PADD I 20% PADD III 0% Permian Basin Eagle Ford MPC VLO HFC PSX TSO Gulf of Mexico PADD IPADD II PADD IIIPADD IVPADD V Canadian Source: 2013 Oil and Gas Journal, MPC as of 2/1/2013 Strategic Macro Midstream/ Financial Summary 27 Speedway Refining Overview Outlook MPLX Overview Q&A

Sources: $/BBL 35 30 25 20 15 10—10 15 20 25 MPC, 5 05 OverviewStrategic Argus Jan-12 Feb-12 Ongoing Macro Mar-12 Outlook Apr-12 May-12 Jun-12 Volatile MPLX Jul-12 Midstream/ Aug-12 Sep-12 Crude Oct-12 Nov-12 Speedway Dec-12 Jan-13 Spreads Feb-13 vs Mar-13 . Refining Apr-13 May-13 WTI Jun-13 Jul-13 OverviewFinancial Aug-13 Sep-13 Oct-13 Q&ASummary LLS NDL WCS Mars Brent Maya 28

Expecting Attractive Crude Spreads MPC Outlook Brent/WTI Spread $7-$12/BBL, wider at times LLS/WTI Spread $5-$10/BBL, transportation/quality based $3-$5/BBL, domestic light sweet crude Brent/LLS surplus Competes with WTI and LLS, North Dakota Light prices accordingly Attractive, but narrowing with Canadian Heavy Differentials new pipelines and coker capacity Volatile, extreme at times and Differentials impossible to predict Strategic Macro Midstream/ Financial Summary 29 Speedway Refining Overview Outlook MPLX Overview Q&A

Ongoing High Marginal Rail Cost $10-12 Bakken $14-16 $15-16 $12-14 $13-15 WTI Cushing, OK Legend Rail St. James, LA LLS All costs shown as $/BBL Sources: MPC, publicly available Information Strategic Macro Midstream/ Financial Summary 30 Speedway Refining Overview Outlook MPLX Overview Q&A

Compelling Advantage for Pipeline and Marine Canadian $10-12 Bakken $4 $14-16 $15-16 $2 $5 $12-14 Chicago, IL $5-6 $6-7 Patoka, IL $13-15 $5 WTI Cushing, OK Legend Rail $10 Pipeline Marine $2 St. James, LA Houston, TX LLS All costs shown as $/BBL Pipeline costs exclude any storage or transfer fees and line loss Sources: MPC, publicly available information Strategic Macro Midstream/ Financial Summary 31 Speedway Refining Overview Outlook MPLX Overview Q&A

Creating Crude/Condensate Advantage canada Bakken Sandpiper Southern Access Extension Robinson Light Crude Enhancements Summary 32

# Creating Crude/Condensate Advantage



Canada +3,575 MBD
Bakken +840 MBD
Sandpiper
Southern Access Extension
Patoka, IL
Robinson Light Crude Enhancements
Permian +620 MBD
Eagle Ford +690 MBD
MPC Refinery
Connectivity Enhancements
Additional Barging

*Production volumes are 2025 estimates vs. 2012 actual*
*Sources: MPC, EIA, CAPP*

Strategic Overview | **Macro Outlook** | Midstream/ MPLX | Speedway | Refining | Financial Overview | Summary Q&A

33

# Creating Crude/Condensate Advantage


Canada
+3,575 MBD
Bakken
+840 MBD
Sandpiper
Southern Access Extension
Patoka, IL
Cornerstone Pipeline
Condensate Splitter
Truck Unload Expansion
Utica
+135 MBD
Wellsville Barge
Condensate Splitter
Robinson Light Crude Enhancements
MPC Refinery
Permian
+620 MBD
Eagle Ford
+690 MBD
Connectivity Enhancements
Additional Barging

*Production volumes are 2025 estimates vs. 2012 actual*
*Sources: MPC, EIA, CAPP*

Strategic Overview | **Macro Outlook** | Midstream/ MPLX | Speedway | Refining | Financial Overview | Summary Q&A

34

Garry Peiffer MPC Executive Vice President and MPLX President

MPLX – Larger and More Valuable Part of MPC’s Business Sustain long-term growth Significant midstream/MPLX logistics growth underway Unlock value of MPC existing logistics assets via MPLX Strategic Macro Midstream/ Financial Summary 36 Speedway Refining Overview Outlook MPLX Overview Q&A

Industry Leading MLP and Ready to Run $45 Focus on Fee-Based Businesses Unit Price $40 Pursue Organic Growth $35 Opportunities $30 Grow Through Acquisitions and Drop-downs $25 IPO Maintain Safe and Reliable $20 Operations 10/25/12 11/25/12 12/25/12 01/25/13 02/25/13 03/25/13 04/25/13 05/25/13 06/25/13 07/25/13 08/25/13 09/25/13 10/25/13 11/25/13 Source: Thomson Reuters Strategic Macro Midstream/ Financial Summary 37 Speedway Refining Overview Outlook MPLX Overview Q&A

Increasing Midstream Growth Investments 1,200 Midstream Infrastructure* 1,000 Condensate Splitters 800 $MM 600 400 200 0 2007 2008 2009 2010 2011 2012 2013E 2014E 2015E 2016E *Includes MPLX spend, midstream investments included in the R&M segment, Southern Access Extension Pipeline and Sandpiper Pipeline equity investment. Excludes maintenance capital. Strategic Macro Midstream/ Financial Summary 38 Speedway Refining Overview Outlook MPLX Overview Q&A

# Investing in Significant Growth Projects

## *North Dakota System (Sandpiper)*

- Logistics equity opportunity – MPC
  - Length, size: 610 Mile, 24"/30" + North Dakota Classic System and Bakken Pipeline U.S.
  - Capacity: 580 MBD
  - In-Service: 1Q 2016
  - MPC Investment: $1.0 B - $1.2 B
  - MPC Equity: 27% - 30%
  - Future potential drop to MPLX



Canadian
Bakken
Sandpiper
Enbridge Mainline
Superior, WI
Flanagan, IL
SAX
Patoka, IL



Bakken Pipeline U.S.
145 MBD
Cromer
Trenton
210 MBD
North Dakota Classic
Beaver Lodge
225 MBD
Sandpiper
Clearbrook, MN
375 MBD
60 MBD
Superior, WI
Minnesota Refineries
North Dakota Classic
Bakken Pipeline U.S.

*Source: Enbridge*

Strategic Overview | Macro Outlook | Midstream/ MPLX | Speedway | Refining | Financial Overview | Summary Q&A
39

# Investing in Significant Growth Projects

## *Southern Access Extension (SAX)*

- Logistics equity opportunity – MPC
  - Length, size: 165 Mile, 24"
  - Capacity: 300 MBD
  - In-Service: 2Q 2015
  - MPC Investment: ~$250 MM
  - MPC Equity: 35%
  - Future potential drop to MPLX



Canadian
Bakken
Sandpiper
Enbridge Mainline
Superior, WI
Flanagan, IL
SAX
Patoka, IL
Canadian/ Bakken
Flanagan, IL
Chicago, IL
Enbridge 6B
Detroit
Gulf Coast Access
Spearhead
Maumee
Lima
MPC
Canton
SAX 300 MBPD
MPLX
Robinson
MPLX
MPLX
MPLX
Catlettsburg
Patoka, IL
Lebanon Jct, KY
Mid Valley

*Source: Enbridge*

Strategic Overview | Macro Outlook | Midstream/ MPLX | Speedway | Refining | Financial Overview | Summary Q&A

40

# Leveraging Existing MPC Assets

*Utica shale strategy*

- Expand refinery processing capacity to leverage geographic advantage
  - Condensate splitters at Canton and Catlettsburg
    - Increases total crude plus condensate processing capacity to 60 MBD from ~25 MBD
- Phased infrastructure investment
  - Truck
  - Barge
  - Pipeline
- Develop connectivity
  - Canton
  - Catlettsburg
  - Ohio River system to Robinson and USGC
  - Regional refining markets
    - Lima, Toledo, Detroit

| 2012 – 2016 Projects | $MM |
|---|---|
| Condensate Splitters – MPC | 250 |
| Cornerstone Pipeline – MPLX | 140 |
| Two Rivers Pipeline to Robinson – MPLX | 70 |
| Wellsville Truck to Barge Operation – MPC | 30 |
| Other* – MPC/MPLX | 150 |
| Total | 640 |

*Other includes: Barges, Moreland Pipeline Injection Station, Canton Crude Truck Unload & Crude Oil Trucks

Strategic Overview | Macro Outlook | Midstream/ MPLX | Speedway | Refining | Financial Overview | Summary Q&A
41

# Developing a Comprehensive Utica System

- Proposed Cornerstone Pipeline investment
  - $140 MM
- Capacity
  - 25+ MBD
- Timing
  - late 2016
- $20 MM EBITDA



To Toledo, Detroit, Chicago and Canada
Pa.
Youngstown
Canton
Midland
Wellsville
Steubenville
Lima
M3, Leesville
M3, Scio
MarkWest, Cadiz
Ohio
MPC Refinery
Terminal Facilities
Utica Gas Processing Facilities
MPLX Products Pipeline
MPC Crude Pipeline
Proposed Cornerstone Pipeline
Future Build-out

Strategic Overview | Macro Outlook | Midstream/MPLX | Speedway | Refining | Financial Overview | Summary Q&A

42

Investing in Significant Growth Projects ~$2.2 B investment with potential annual EBITDA of up to $300 MM MPC Projects Timing Investment $MM North Dakota Pipelines Equity Option 2016 $1,200 Condensate Splitters 2013-2015 $250 SAX Equity Option 2015 $250 Wellsville Truck to Barge Operation 2013 $30 Other 2013-2014 $220 Total $1,950 MPLX Projects Timing Investment $MM Cornerstone Pipeline (Utica Shale) 2016 $140 Robinson to Mt. Vernon 2014-2016 $70 Other 2015-2016 $75 Total $285 Strategic Macro Midstream/ Financial Summary 43 Speedway Refining Overview Outlook MPLX Overview Q&A

Current Retained Midstream EBITDA of ~$800 MM Additional Midstream Assets Retained by MPC Over 5,000 miles of additional crude and products pipelines Pipelines –Owns, leases or has an ownership interest in these pipelines –44% of MPLX Pipe Line Holdings LP Marine 191 inland barges; 4.6 MMBBL capacity 15 inland towboats Terminals 65 light product; 21.5 MMBBL storage; 200 loading lanes 19 asphalt; 4.3 MMBBL storage; 68 loading lanes Railcars 27 owned and 1,944 leased 694 general service; 1,041 high pressure; 236 open-top hoppers 58 MMBBL storage Refinery 24 rail loading racks and 23 truck loading racks 7 owned and 12 non-owned docks 2012 throughput of 75 MBD for load racks and 500 MBD for docks Strategic Macro Midstream/ Financial Summary 44 Speedway Refining Overview Outlook MPLX Overview Q&A

Drop-down Strategy Considerations MPC created MPLX to grow midstream business and create a funding mechanism for strategic opportunities MPLX investors highly value a consistent, long-term growth strategy Ratable drops maximize value creation and retain flexibility for MPC – Committed to 15-20% annual distribution growth rate for at least the next several years – Larger drops will be considered if they meet strategic need MPLX is establishing an optimized capital structure Preparing MPC retained assets to be dropped, including tax considerations Strategic Macro Midstream/ Financial Summary 45 Speedway Refining Overview Outlook MPLX Overview Q&A

Outlook for Continued Organic Growth MPLX 2014 Adjusted EBITDA* 160 140 ($MM, except 2013E 2014E $MM 120 where noted) Min Max Min Max 100 Adjusted 80 102 108 130 145 EBITDA* 2013E 2014E DCF* 100 106 100 115 Distributable Cash Flow* (DCF) Note: 2014E outlook excludes likely drop-down transaction 120 110 MPLX 2014E Capital (100% basis) – $148 MM $MM 100 90 80 2013E 2014E *Attributable to MPLX unitholders. Non-GAAP disclosure, see appendix for reconciliation to net income attributable to MPLX Strategic Macro Midstream/ Financial Summary 46 Speedway Refining Overview Outlook MPLX Overview Q&A

MPLX Summary MPLX will be MPC’s primary midstream growth vehicle Large portfolio of fee-based growth projects that will be immediately accretive to distributable cash flow Clear line of sight to MPC midstream asset portfolio to support growth Pursuing numerous projects to continue to grow portfolio Committed to 15-20% annual distribution growth rate for at least the next several years Strategic Macro Midstream/ Financial Summary 47 Speedway Refining Overview Outlook MPLX Overview Q&A

Tony Kenney President, Speedway LLC

Speedway – Larger and More Valuable Part of MPC’s Business Sustain top tier performance in convenience store industry Accelerate organic growth strategy Leverage integration value within MPC’s Midwest infrastructure Grow very stable cash flow Strategic Macro Midstream/ Financial Summary 49 Speedway Refining Overview Outlook MPLX Overview Q&A

Top Tier Light Product Volume per Store Light Product Volume Public C-Store Independent Refiners w/COOP* 300 Gal/Store/Month 250 200 177.1 150 AVG: 134.8 100 M 50 0 Casey’s Couche-Tard Pantry Susser CST MUSA Tesoro Delek Western Speedway Refining Light Product Margin 40 Public C-Store Independent Refiners w/COOP* M/Store/Month 31.2 30 AVG: 23.3 20 10 $ 0 Casey’s Couche-Tard Pantry Susser CST MUSA Tesoro Delek Western Speedway Refining Source: 2012 Company Reports *Company Owned and Operated Strategic Macro Midstream/ Financial Summary 50 Speedway Refining Overview Outlook MPLX Overview Q&A

Top Tier Merchandise Sales per Store Merchandise Sales Public C-Store Independent Refiners w/COOP* 200 174.7 M/Store/Month 150 AVG: 106.6 100 $ 50 0 Casey’s Couche-Tard Pantry Susser CST MUSA Tesoro Delek Western Speedway Refining Merchandise Margin 60 Public C-Store Independent Refiners w/COOP* M/Store/Month 50 45.5 AVG: 31.8 40 30 20 $ 10 0 Casey’s Couche-Tard Pantry Susser CST MUSA Tesoro Delek Western Speedway Refining Source: 2012 Company Reports *Company Owned and Operated Strategic Macro Midstream/ Financial Summary 51 Speedway Refining Overview Outlook MPLX Overview Q&A

Top Tier Total Gross Margin per Store Total Gross Margin Public C-Store Independent Refiners w/COOP* 80 76.7 M/Store/Month AVG: 55.1 60 40 $ 20 0 Casey’s Couche-Tard Pantry Susser CST MUSA Tesoro Delek Western Speedway Refining Source: 2012 Company Reports *Company Owned and Operated Strategic Macro Midstream/ Financial Summary 52 Speedway Refining Overview Outlook MPLX Overview Q&A

Growing More Predictable Merchandise Margin 3,200 Total Light Product Volume and Margin 600 Total Merchandise Sales and Margin 3,200 1,000 3,000 3,000 900 MM$ MM$ Gallons 500 2,800 2,800 800 MM 400 $MM Sales 2,600 Margin 2,600 700 Margin 2,400 300 2,400 600 2011 2012 2013E 2011 2012 2013E Volume Margin Sales Margin Total Gross Margin Contribution Total Gross Margin Mix 1,500 1,276 1,103 1,194 Light 1,000 Product 795 826 719 35% Merchandise $MM Margin 500 65% 384 399 450 0 2011 2012 2013E Light Product Merchandise 2011-2013 Average Strategic Macro Midstream/ Financial Summary 53 Speedway Refining Overview Outlook MPLX Overview Q&A

Executing Significant Organic Growth Opportunities Capex 340 326 350 305 300 300 300 250 $MM 200 150 103 100 50 0 2007-2011 2012 2013E 2014E 2015E 2016E Average Store Construction Acquisitions All Other # of Stores 150 100 9 99 50 5 18 57 60 65 65 0 18 2007-2011 2012 2013E 2014E 2015E 2016E Average New and Rebuild Projects Acquisitions Strategic Macro Midstream/ Financial Summary 54 Speedway Refining Overview Outlook MPLX Overview Q&A

Consolidating Fragmented Industry Convenience retail industry 15% viable and growing 5% – 2012 sales: $700 B (2.7% increase) 5% – 2012 profitability: $7 B (2.9% increase) 63% 12% Merchandise and food service driver of growth Highly fragmented Industry Ownership—Store Count Small operators under pressure 1 93,819 < 50 17,982 – Limited economies of scale 51 -200 7,599 Store performance – top vs. bottom 201—500 8,082 – Gap continues to widen 500+ 21,738 Source: National Association of Convenience Stores 2012 Survey Strategic Macro Midstream/ Financial Summary 55 Speedway Refining Overview Outlook MPLX Overview Q&A

Capturing Full Integration Value With MPC’s Midwest infrastructure New Markets Key Growth Markets Organic # Store Count* – New – 280 locations identified 63 – Rebuild – 230 existing candidates 302 Acquisitions Chicago 4 307 – Single stores 484 Pittsburgh – Small to large chains 107 Indianapolis 60 New Markets Louisville – Tennessee and Pennsylvania 143 well underway Knoxville – Evaluating other new markets Nashville 5 Chattanooga *As of November 1, 2013 Strategic Macro Midstream/ Financial Summary 56 Speedway Refining Overview Outlook MPLX Overview Q&A

Growing Cash Flow Through All Cycles Segment EBITDA* 650 550 630 560 450 500 $MM 482 404 424 350 381 250 2010 2011 2012 2013E 2014E 2015E 2016E *Non-GAAP disclosure, see appendix for reconciliation to Speedway segment income from operations Strategic Macro Midstream/ Financial Summary 57 Speedway Refining Overview Outlook MPLX Overview Q&A

Growing Stable Cash Flow Foundation set for growth Top tier industry performer Scalable technology and organizational infrastructure Industry consolidation and rationalization of assets Disciplined expense control – Same store expense growth of only 1% over last two years Industry leading consumer loyalty program Average 2008 – 2012 ROCE ~17% Fundamental component of MPC’s growth strategy Strategic Macro Midstream/ Financial Summary 58 Speedway Refining Overview Outlook MPLX Overview Q&A

Rich Bedell Senior Vice President, Refining

Increasing Margins and Adding Value in Refining Light crude and condensate processing Distillate growth Product export growth Galveston Bay update Garyville resid hydrocracker Strategic Macro Midstream/ Financial Summary 60 Speedway Refining Overview Outlook MPLX Overview Q&A

# Increasing Light Sweet Crude and Condensate Capacity

- Condensate splitters
  - Canton: 25 MBD
  - Catlettsburg: 35 MBD
  - $250 MM
  - >30% ROI for each project

- Light crude processing
  - Robinson: +30 MBD light crude
  - $160 MM
  - ~60% ROI, 2016 completion


Condensate Processing Opportunity
Ultra-Sweet Condensate
New Fractionator
Light Naphtha to Gasoline Blending
Heavy Naphtha to Reforming
Distillates to Hydrotreating
Heavier Components
Conventional Crude
Existing Crude Unit
To Downstream Process Units



Strategic Overview | Macro Outlook | Midstream/ MPLX | Speedway | Refining | Financial Overview | Summary Q&A
61

Leveraging Existing Capacity to Run Light Sweet Crude Reforming Capacity Reformer capacity captures full 30 Capacity value of light crude processing 25 20 Industry Average Crude 15 Additional value added through 10 aromatics production Percent of 5 0 MPC MPC Midwest USGC Source: 2013 Oil & Gas Journal 120 U.S. Aromatics Capacity 100 80 MBD 60 40 20 0 Source: Argus Dewitt Strategic Macro Midstream/ Financial Summary 62 Speedway Refining Overview Outlook MPLX Overview Q&A

Capitalizing on Global Growth in Diesel Demand Hydrocracker expansions/revamps Distillate Production 700 Garyville +25 MBD ULSD in 2014-15 600 – $225 MM 500 – ~45% ROI MBD 400 Galveston Bay +9 MBD ULSD in 2015 300 – 2012 2013E 2014E 2015E 2016E $18 MM – ~70% ROI Capacity Distillate Production 38 36 Robinson +5 MBD ULSD in 2015 Crude – $77 MM 34 – ~20% ROI Percent of 32 2012 2013E 2014E 2015E 2016E Strategic Macro Midstream/ Financial Summary 63 Speedway Refining Overview Outlook MPLX Overview Q&A 63

Growing Gulf Coast Export Capabilities Added new 500,000 barrel Export Capacity 450 export tank at Garyville in 2013 400 400 350 Low cost, high return dock expansions at Garyville and 300 275 245 Galveston Bay in design phase 250 MBD 200 150 Potential for 120 MBD 150 incremental gasoline exports 100 from Galveston Bay 50 0 2012 2013 2015E 2018+E Strategic Macro Midstream/ Financial Summary 64 Speedway Refining Overview Outlook MPLX Overview Q&A

Increasing Throughputs and Lowering Costs Galveston Bay’s first 10 months Excellent HES record Higher refinery throughputs and lower operating costs Focused on reliability and yield improvements – >$38 MM margin improvements captured – Implementing MPC’s Refining Standards Strategic Macro Midstream/ Financial Summary 65 Speedway Refining Overview Outlook MPLX Overview Q&A

Processing More Price Advantaged Crude Oil Galveston Bay’s first 10 months Canadian/ Bakken Eliminated foreign sweets and increased Canadian Heavy Permian Seaway Basin Keystone XL imports Longhorn BridgeTex Permian Express Galveston Kilgore Foreign Bay North American crudes Tanker increased from 63% to 85% Eagle Ford Enterprise Various Barge Pipelines Gulf of Mexico Strategic Macro Midstream/ Financial Summary 66 Speedway Refining Overview Outlook MPLX Overview Q&A

Increasing Profitability Galveston Bay: significant and low cost opportunities Expecting ~$100 MM of Annual Projected Synergies 160 synergies in 2013 120 Synergy projects $MM 80 – Building inter-refinery 40 connections to Texas City refinery 0 2013E 2014E 2015E 2016E – Expanding dock capacity and Original Estimate Current Estimate flexibility Projected Synergy Capital – Expanding crude sources 80 Process optimization 60 40 – Increase aromatics production $MM 20 – Improve resid processing ends recovery 0 – Improve light 2013E 2014E 2015E 2016E Original Estimate Current Estimate Strategic Macro Midstream/ Financial Summary Speedway Refining 67 verview Outlook MPLX Overview Q&A

Galveston Bay Sustaining expenditures trending lower 1,000 800 MM 600 $ 400 200 0 2013E 2014E 2015E 2016E 2013E 2014E 2015E 2016E Original Capital Original Major Maintenance Current Capital Current Major Maintenance Note: Excludes synergy and other value accretive investments, excludes Tier 3 investments. Major Maintenance includes turnarounds and other large related maintenance expenditures. Strategic Macro Midstream/ Financial Summary 68 Speedway Refining Overview Outlook MPLX Overview Q&A

Galveston Bay Long-term opportunities Revamp crude and vacuum units – Optimize for future crude availability – Improve distillate recovery Add hydrotreating capacity – Move to 100% ULSD Evaluate gas oil hydrocracker options – Idle the smallest and oldest FCC – Increase ULSD yields Expand export capabilities Strategic Macro Midstream/ Financial Summary 69 Speedway Refining Overview Outlook MPLX Overview Q&A

# Evaluating Garyville Resid Hydrocracker Project

*Conversion opportunity - leverages favorable market dynamics*

- $130 MM sanctioned for front end engineering and design
- Increases ULSD production by 28 MBD and decreases gas oil purchases
- Converts low value resid to ULSD using hydrogen produced from low cost natural gas
- 20 - 25% ROI
- $0.8 - $1.0 B EBITDA
- $2.2 - $2.5 B investment, 2018 start-up



Strategic Overview | Macro Outlook | Midstream/ MPLX | Speedway | Refining | Financial Overview | Summary Q&A

70

Don Templin Senior Vice President and Chief Financial Officer

Disciplined Capital Management Strong earnings and cash flow base Attractive capital investment opportunities Shareholder-oriented approach to business investments and capital return Ongoing dividend growth and share repurchase strategy Continuing transparency initiatives Strategic Macro Midstream/ Financial Summary 72 Speedway Refining Overview Outlook MPLX Overview Q&A

Delivering Results ($MM, except where noted) Thru 2011 2012 Q3 2013* Earnings** 2,389 3,389 1,486 ROCE 19% 25% 14% Dividend Increase 25% 40% 20% Share Repurchases 0 1,350 2,341 Capital Spending*** 1,323 1,460 906 Debt-to-Capital 26% 22% 23% * Except ROCE, which is annualized ** Represents Net Income attributable to MPC *** Excludes 2013 Galveston Bay asset acquisition Strategic Macro Midstream/ Financial Summary 73 Speedway Refining Overview Outlook MPLX Overview Q&A

Generating Significant Cash Flow Through All Cycles Pro forma EBITDA adjusted for current configuration Pro forma EBITDA 8,000 7,000 6,000 5,000 $MM 4,000 3,000 2,000 1,000 0 2008 2009 2010 2011 2012 2008 thru 2012 Mid Cycle Pipeline Transportation Speedway Depr. & Amort. less corporate expense Refining and Marketing GME DHOUP Galveston Bay Strategic Macro Midstream/ Financial Summary Speedway Refining 74 Overview Outlook MPLX Overview Q&A

Sustaining Core Liquidity Needs Minimum cash balance of $500 MM—$1.5 B Requirements Ongoing Operating Cash Flow Requirements – Maintenance/Sustaining Capital – Interest Payments – Dividend Payments Contingent Calls on Corporate Liquidity—Probability Adjusted – Contingent and Uncommitted Letters of Credit $4,200—$5,200 MM – MPC Credit Shock and Impact on Unsecured Lines (Crude Purchases) – Major Operating Upset – Working Capital Shock Reduced by—Cash Flow from Operations Under Stressed Scenario Liquidity Sources Committed Facilities $3,500—$3,750 MM – MPC Revolving Credit Facility $2,500 – Trade Receivables Facility $1,000—$1,250 Targeted Cash and Near-Cash Equivalents$500—$1,500 MM Strategic Macro Midstream/ Financial Summary 75 Speedway Refining Overview Outlook MPLX Overview Q&A

Allocating Capital to Higher Valued Businesses 2012 – 2016 Capital Investment Profile 4,000 3,500 3,000 2,500 $MM 2,000 1,500 1,000 500 0 2012 2013E* 2014E 2015E 2016E Refining and Marketing, excluding Midstream Midstream Pipeline Transportation Speedway Other Garyville resid upgrade project committed Garyville resid upgrade project uncommitted *Excludes Galveston Bay asset acquisition Strategic Macro Midstream/ Financial Summary 76 Speedway Refining Overview Outlook MPLX Overview Q&A

Ongoing Philosophy of Capital Returns Support core liquidity requirements Target capital return of 100% of free cash flow through cycle Operating Cash Flow $X Less: Maintenance Capital Expenditures $Y Less: Attractive Return Profile Investment $Z (Internal/External) Free Cash Flow $F Forms of capital return – Regular quarterly dividend with through cycle growth profile – Share repurchase activity when shares are priced below intrinsic value – Special dividend consideration Strategic Macro Midstream/ Financial Summary 77 Speedway Refining Overview Outlook MPLX Overview Q&A

Sustaining Capital Returns Since Spin Cumulative Return of Capital Since July 1, 2011 5,000 $4.6 B 4,500 4,000 3,500 3,000 $MM 2,500 2,000 1,500 1,000 500 0 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Dividends Share repurchases Strategic Macro Midstream/ Financial Summary 78 Speedway Refining Overview Outlook MPLX Overview Q&A

Returning Substantial Capital 2.5x free cash flow LTM LTM Ended September 30, 2013 7,000 6,000 Dividends and share 5,000 repurchases* ~247% of 3,315 Free Cash MM 4,000 Flow** Free Cash Cash capital expenditures, Flow** $ acquisitions and investments 3,000 1,340 2,000 4,093 Net cash provided by operations 1,000 2,753 0 * $474 MM dividends plus $2,841 MM share repurchases ** Cash flow provided by operations less cash capital expenditures, acquisitions and investments. Non-GAAP disclosure, see appendix for reconciliation to MPC Free Cash Flow to Net Cash Provided by (Used in) Operations Strategic Macro Midstream/ Financial Summary Speedway Refining 79 Overview Outlook MPLX Overview Q&A

Preliminary 1Q 2014 Outlook Projected Q1 2014 Q1 2013 Crude throughput 1.55 MBD 1.43 MBD Total throughput 1.85 MBD 1.67 MBD Percent of WTI-priced crude 17% 22% Refinery direct operating costs in Refining and Marketing gross margin*: Turnaround and major maintenance $3.00 $1.15 Depreciation and amortization 1.65 1.42 Other manufacturing cost** 4.55 3.81 Total $9.20 $6.38 Corporate and other unallocated items $75 MM $67 MM * Per barrel of total throughput ** Includes utilities, labor, routine maintenance and other operating costs Strategic Macro Midstream/ Financial Summary 80 Speedway Refining Overview Outlook MPLX Overview Q&A

Further Enhancing Transparency Market data and key metrics, effective January 2014 Gross margin calculation change – Exclude direct operating costs – Calculate on per barrel of throughput basis Regional data for Midwest and Gulf Coast regions – Crude and feedstock throughput – WTI and sour crude percentages – Refinery production yield – Direct operating costs Strategic Macro Midstream/ Financial Summary 81 Speedway Refining Overview Outlook MPLX Overview Q&A

Gary Heminger President and Chief Executive Officer

Our Priorities Maintain top tier safety and environmental performance Sustain our focus on shareholder returns Balance capital returns with value-enhancing investments Grow higher valued and stable cash flow businesses – Midstream/MPLX – Speedway Enhance the margins in our refining operations Strategic Macro Midstream/ Financial Summary 83 Speedway Refining Overview Outlook MPLX Overview Q&A

GET A FULL TANK OF FREEDOM. Marathon Petroleum Corporation Fueling the American Spirit.

Appendix 85

MPC Presenters Gary Heminger Garry Peiffer Don Templin Tony Kenney President and MPC Executive Vice President, Senior Vice President President Chief Executive Officer Corporate Planning and Investor and Chief Financial Speedway LLC & Government Relations Officer MPLX President Rich Bedell Mike Palmer Pam Beall Senior Vice President Senior Vice President Vice President Refining Supply, Distribution Investor Relations and and Planning Government & Public Affairs 86

Capital Expenditures & Investments ($MM) 2014 MPC Budget Refining & Marketing (R&M) 864 Midstream included in R&M 348 Speedway 327 Pipeline Transportation* 760 Corporate and Other 133 Total Capital Expenditures & Investments 2,432 * Including MPLX (100% basis) ($MM) 2014 MPLX Budget (100% basis) Growth 113 Maintenance 35 Total Capital Expenditures 148 Note: Excludes capitalized interest 87

EBITDA Reconciliation to Net Income Attributable to MPC ($MM) 2007 2008 2009 2010 2011 2012 2013 1Q 2Q 3Q 4Q 1Q 2Q 3Q Net income attributable to MPC 2,262 1,215 449 623 2,389 596 814 1,224 755 725 593 168 Less: Net interest and other financial income (costs) 165 30 31 12 (26) (22) (17) (25) (45) (48) (45) (47) Add: Net income attributable to noncontrolling interests 4 5 6 5 Add: Provision for income taxes 1,164 670 236 400 1,330 338 476 646 385 378 316 81 Add: Total segment depreciation and amortization 582 604 670 912 873 224 231 240 277 281 297 294 Add: Items not allocated to segments 147 (11) 182 265 316 79 175 (76) 99 67 124 88 Total Segment EBITDA 3,990 2,448 1,506 2,188 4,934 1,259 1,713 2,059 1,565 1,504 1,381 677 By Segment Refining & Marketing Segment EBITDA 3,413 1,819 950 1,539 4,309 1,128 1,516 1,889 1,369 1,341 1,155 473 Speedway Segment EBITDA 312 408 343 404 381 77 135 105 107 94 150 131 Pipeline Transportation Segment EBITDA 265 221 213 245 244 54 62 65 89 69 76 73 Total Segment EBITDA 3,990 2,448 1,506 2,188 4,934 1,259 1,713 2,059 1,565 1,504 1,381 677 Last Twelve Months Segment EBITDA 6,596 6,841 6,509 5,127 88

Estimated MPLX LP Adjusted EBITDA and Distributable Cash Flow Reconciliation from Net Income ($MM) 2013E 2014E Net income 137 183 Less: Net income attributable to MPC-retained interest 65 83 Net income attributable to MPLX LP 72 100 Plus: Net income attributable to MPC-retained interest 65 83 Depreciation 48 50 Provision for income taxes 1 1 Non-cash equity-based compensation 1 1 Net interest and other financial costs (income) 1 3 Adjusted EBITDA 188 238 Less: Adjusted EBITDA attributable to MPC-retained interest 82 101 Adjusted EBITDA attributable to MPLX LP 106 137 Less: Cash interest paid, net 1 3 Income taxes paid 1 1 Maintenance capital expenditures paid 14 19 Plus: Increase/(decrease) in deferred revenue for committed volume deficiencies 14 (6) Distributable cash flow attributable to MPLX LP 104 108 Note: When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range. 89

Reconciliation MPC Free Cash Flow to Net Cash Provided by (Used in) Operations ($MM) 2012 2013 (Quarter to date) 4Q 1Q 2Q 3Q Net cash provided by (used in) operating activities 2,043 2,079 (436) 407 Additions to property, plant and equipment (403) (195) (229) (309) Acquisitions*—(1,493) (22)—Investments (16) (5) (6) (75) Free cash flow 1,624 386 (693) 23 Last twelve months free cash flow 1,340 *Represents cash paid 90

Reconciliation Speedway Segment EBITDA to Speedway Segment Income from Operations ($MM) 2010 2011 2012 2013E 2014E 2015E 2016E Speedway Segment Income from Operations 293 271 310 371 380 431 493 Plus: Depreciation and Amortization 111 110 114 111 120 129 137 Speedway Segment EBITDA 404 381 424 482 500 560 630 91

Market Indicators Used in Project EBITDA Calculations 2012 2014 – 20 ULSD (USGC; $/BBL) $128.14 $136.33 No. 6, 3.0% S Fuel Oil (USGC; $/BBL) $99.32 $94.48 LLS (St. James, LA; $/BBL) $111.67 $114.82 Natural Gas (Henry Hub, LA; $/MMBTU) $2.79 $4.75 92

Refining: Refinery Unit and Production Capacity (1) Garyville, Louisiana BPCD Unless Noted Garyville Crude 522,000 Vacuum Distillation 265,100 Coking 86,000 Catalytic Cracking 131,100 Catalytic Reforming 121,200 Catalytic Hydrocracking 91,200 Catalytic Hydrotreating 520,200 Alkylation 30,900 Polymerization / Dimerization — Aromatics — Isomerization 46,600 Cumene — Coke (Short Tons per Day) (2) 6,054 Sulfur (Long Tons per Day) (3) 1,252 Asphalt 31,400 PADD 3 (1) As of January 1, 2014(2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. 93

Refining: Refinery Unit and Production Capacity (1) Galveston Bay, Texas BPCD Unless Noted Galveston Crude 451,000 Vacuum Distillation 225,200 Residual Hydrocracking 63,000 Coking 29,800 Catalytic Cracking 163,900 Catalytic Reforming 124,300 Catalytic Hydrocracking 65,600 Catalytic Hydrotreating 375,400 Alkylation 36,600 Polymerization / Dimerization — Aromatics 33,100 Isomerization — Selective Toluene Disproportionation 59,400 Cumene — Coke (Short Tons per Day) (2) 2,263 Sulfur (Long Tons per Day) (3) 1,317 Asphalt — PADD 3 (1) As of January 1, 2014(2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. 94

Refining: Refinery Unit and Production Capacity (1) Catlettsburg, Kentucky BPCD Unless Noted Catlettsburg Crude 242,000 Vacuum Distillation 115,900 Coking — Catalytic Cracking 98,800 Catalytic Reforming 49,900 Catalytic Hydrocracking — Catalytic Hydrotreating 258,500 Alkylation 20,000 Polymerization / Dimerization — Aromatics 3,100 Isomerization 17,100 Cumene 7,100 Coke (Short Tons per Day) (2) — Sulfur (Long Tons per Day) (3) 380 Asphalt 33,600 PADD 2 (1) As of January 1, 2014(2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. 95

Refining: Refinery Unit and Production Capacity (1) Robinson, Illinois BPCD Unless Noted Robinson Crude 212,000 Vacuum Distillation 67,900 Coking 27,600 Catalytic Cracking 51,800 Catalytic Reforming 76,500 Catalytic Hydrocracking 27,100 Catalytic Hydrotreating 177,700 Alkylation 11,900 Polymerization / Dimerization — Aromatics 3,100 Isomerization 15,200 Cumene — Coke (Short Tons per Day) (2) 1,427 Sulfur (Long Tons per Day) (3) 172 Asphalt — PADD 2 (1) As of January 1, 2014(2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. 96

Refining: Refinery Unit and Production Capacity (1) Detroit, Michigan BPCD Unless Noted Detroit Crude 123,000 Vacuum Distillation 70,300 Coking 28,000 Catalytic Cracking 35,200 Catalytic Reforming 20,400 Catalytic Hydrocracking — Catalytic Hydrotreating 113,600 Alkylation 6,200 Polymerization / Dimerization — Aromatics — Isomerization — Cumene — Coke (Short Tons per Day) (2) 1,973 Sulfur (Long Tons per Day) (3) 391 Asphalt 21,900 PADD 2 (1) As of January 1, 2014(2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. 97

Refining: Refinery Unit and Production Capacity (1) Texas City, Texas BPCD Unless Noted Texas City Crude 84,000 Vacuum Distillation — Coking — Catalytic Cracking 55,600 Catalytic Reforming 10,500 Catalytic Hydrocracking — Catalytic Hydrotreating — Alkylation 13,800 Polymerization / Dimerization — Aromatics 2,800 Isomerization — Cumene — Coke (Short Tons per Day) (2) — Sulfur (Long Tons per Day) (3) 34 Asphalt — PADD 3 (1) As of January 1, 2014(2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. 98

Refining: Refinery Unit and Production Capacity (1) Canton, Ohio BPCD Unless Noted Canton Crude 80,000 Vacuum Distillation 33,300 Coking — Catalytic Cracking 24,700 Catalytic Reforming 20,400 Catalytic Hydrocracking — Catalytic Hydrotreating 87,900 Alkylation 7,100 Polymerization / Dimerization — Aromatics — Isomerization — Cumene — Coke (Short Tons per Day) (2) — Sulfur (Long Tons per Day) (3) 88 Asphalt 14,100 PADD 2 (1) As of January 1, 2014(2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. 99